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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 19, 2001
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                               PICO HOLDINGS, INC.
                               -------------------
               (Exact name of registrant as specified in charter)


         California                   0-18786               94-2723335
         ----------                   -------               ----------
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)          Identification No.)


875 Prospect Street, Suite 301, La Jolla, California               92037
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         (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (858) 456-6022
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          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On March 19, 2001 the Registrant publicly announced that its water rights and water storage subsidiary, Vidler Water Company, Inc., had sold a portion of its land and water rights in Arizona's Harquahala Valley ground water basin. The purchaser is a unit of Allegheny Energy, Inc.

         A copy of the press release relating to this public announcement is attached hereto as Exhibit 99.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PICO HOLDINGS, INC.


Date: March 20, 2001                                 By: /s/ Gary W. Burchfield
                                                        ------------------------
                                                         Gary W. Burchfield
                                                         Chief Financial Officer
                                                           and Treasurer


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                                 EXHIBITS INDEX
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Exhibit Number                             Description
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     99.                 March 19, 2001 Press Release by PICO Holdings, Inc.


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